SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

[X]	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   NOVEMBER 21, 2002

BLUE RHINO CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-24287	56-1870472
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

104 CAMBRIDGE PLAZA DRIVE
WINSTON-SALEM, NORTH CAROLINA 27104
(Address of principal executive offices)

(336) 659-6900
(Registrant’s telephone number, including area code)

Item 5. Other Events:

     On November 21, 2002, Blue Rhino Corporation announced that it had completed the syndication of a new and expanded $60 million secured loan facility. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

     (c)  Exhibits.

99.1 — Press release issued by Blue Rhino Corporation on November 21, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Rhino Corporation

Date: November 22, 2002	By:	/s/ Mark Castaneda

Secretary and Chief Financial Officer